UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 21, 2008

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-1097	73-0382390
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

OGE Energy Corp. is the parent company of Oklahoma Gas and Electric Company (the “Company”), a regulated electric utility with approximately 762,000 customers in Oklahoma and western Arkansas, and Enogex Inc. and its subsidiaries, a natural gas pipeline business with principal operations in Oklahoma.

On January 21, 2008, the Company entered into a Purchase and Sale Agreement (“Purchase and Sale Agreement”) with Redbud Energy I, LLC, Redbud Energy II, LLC and Redbud Energy III, LLC (“Redbud Sellers”), which are indirectly owned by Kelson Holdings LLC, a wholly-owned subsidiary of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. Pursuant to the Purchase and Sale Agreement, the Company will acquire from Redbud Sellers the entire partnership interest in Redbud Energy LP which currently owns a 1,230 MW gas-fired, combined-cycle power generation facility in Luther, Oklahoma (“Redbud Facility”), for $852 million, subject to working capital and inventory adjustments in accordance with the terms of the Purchase and Sale Agreement.

In connection with the Purchase and Sale Agreement, the Company also entered into (i) an Asset Purchase Agreement (“Asset Purchase Agreement”) with the Oklahoma Municipal Power Authority (“OMPA”) and the Grand River Dam Authority (“GRDA”), pursuant to which the Company will, after the closing of the transaction contemplated by the Purchase and Sale Agreement, dissolve Redbud Energy LP and sell a 13 percent undivided interest in the Redbud Facility to the OMPA and sell a 36 percent undivided interest in the Redbud Facility to the GRDA, and (ii) an Ownership and Operating Agreement (“Ownership and Operating Agreement”) with the OMPA and the GRDA, pursuant to which the Company, the OMPA and the GRDA, following the completion of the transaction contemplated by the Asset Purchase Agreement, will jointly own the Redbud Facility and the Company will act as the operations manager and perform the day-to-day operation and maintenance of the Redbud Facility. Under the Ownership and Operating Agreement, each of the parties is entitled to its pro rata share, which is equal to its respective ownership interest, of all output of the Redbud Facility and pays its pro rata share of all costs of operating and maintaining the Redbud Facility, including its pro rata share of the operations manager’s general and administrative overhead allocated to the Redbud Facility.

The transactions described above are subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, an order from the Federal Energy Regulatory Commission (the “FERC”) authorizing the contemplated transactions, an order from the Oklahoma Corporation Commission (the “OCC”) approving the prudence of the transactions and an appropriate reasonable recovery mechanism, and other customary conditions. The Company will not be obligated to complete the transactions unless the orders from the FERC and the OCC do not contain any conditions or restrictions which are materially more burdensome than those proposed in the applications. Either the Company or the Redbud Sellers may terminate the Purchase and Sale Agreement if the closing has not occurred within 300 days; provided that the Redbud Sellers have the option to extend such time for up to an additional 180 days if the sole reason the closing has not occurred is because the governmental and regulatory approvals have not been obtained. There can be no assurances that the transactions will be completed or as to its ultimate timing.

The foregoing descriptions of the definitive agreements do not purport to be a complete description and are qualified in their entirety by reference to the Purchase and Sale Agreement, Asset Purchase Agreement and Ownership and Operating Agreement incorporated herein by reference as Exhibits 2.01, 2.02 and 10.01, respectively.

The Company announced the above transactions following the signing of the Purchase and Sale Agreement, the Asset Purchase Agreement and the Ownership and Operating Agreement. The related press release is furnished as Exhibit 99.01 and incorporated herein by reference.

The Purchase and Sale Agreement, the Asset Purchase Agreement, and the Ownership and Operating Agreement, which have been included to provide stockholders with information regarding their terms, contain representations and warranties by the respective parties made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in disclosure schedules that the parties have exchanged in connection with signing the agreements. Moreover, certain representations and warranties in these agreements were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations and warranties in these agreements should not be relied on by any persons as characterizations of the actual state of facts about the parties at the time they were made or otherwise.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

2.01

Purchase and Sale Agreement, dated as of January 21, 2008, entered into by and among Redbud Energy I, LLC, Redbud Energy II, LLC and Redbud Energy III, LLC and Oklahoma Gas and Electric Company (Certain exhibits and schedules hereto have been omitted and the registrant agrees to furnish supplementally a copy of such omitted exhibits and schedules to the Commission upon request) (Filed as Exhibit 2.01 to OGE Energy’s Form 8-K filed January 24, 2008 (File 1-12579) and incorporated by reference herein).

2.02

Asset Purchase Agreement, dated as of January 21, 2008, entered into by and among Oklahoma Gas and Electric Company, the Oklahoma Municipal Power Authority and the Grand River Dam Authority (Certain exhibits and schedules hereto have been omitted and the registrant agrees to furnish supplementally a copy of such omitted exhibits and schedules to the Commission upon request) (Filed as Exhibit 2.02 to OGE Energy’s Form 8-K filed January 24, 2008 (File 1-12579) and incorporated by reference herein).

10.01

Ownership and Operating Agreement, dated as of January 21, 2008, entered into by and among Oklahoma Gas and Electric Company, the Oklahoma Municipal Power Authority and the Grand River Dam Authority (Filed as Exhibit 10.01 to OGE Energy’s Form 8-K filed January 24, 2008 (File 1-12579) and incorporated by reference herein).

99.01	Press release dated January 21, 2008, announcing OG&E, GRDA and OMPA to Acquire Redbud Power Plant from Kelson Holdings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller – Chief Accounting Officer

January 25, 2008